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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-22691

The First Western Funds Trust

 (Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip code)

Wade R. Bridge

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45244

 Name and address of agent for service)

Registrant's telephone number, including area code:   (513) 587-3400

Date of fiscal year end:         August 31, 2013

Date of reporting period:       August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund First Western Short Duration Bond Fund ANNUAL REPORT August 31, 2013

FIRST WESTERN FUNDS TRUST
Letter to Shareholders
October 9, 2013

Dear Fellow Shareholders,

We are very pleased to present to you the Annual Report for The First Western Funds Trust (the “Trust”) for the fiscal year ended August 31, 2013. The Trust now has two separate Funds — the First Western Fixed Income Fund (the “Fixed Income Fund”), which commenced operations on November 1, 2012, and the First Western Short Duration Bond Fund (the “Short Duration Bond Fund”), which commenced operations on April 26, 2013. Consequently, this first Annual Report is for an abbreviated period – ten months for the Fixed Income Fund and approximately four months for the Short Duration Bond Fund.

Although the Funds have been in existence for only a short period of time, we are pleased to report that each Fund performed well on a relative basis consistent with its investment objective.

First Western Fixed Income Fund
The investment objective of the Fixed Income Fund is total return and against that objective the Fund returned a -1.08% for the period from inception (November 1, 2012) to August 31, 2013. Although a negative total return is always disappointing, this return should be viewed in the context that the overall U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.80% for the same period.

The Fixed Income Fund’s relative outperformance of 1.72% versus its benchmark was due to the Fund’s conservative duration strategy and strong sector allocation, especially in maintaining a significant underweight to U.S. Treasuries. Given the very low nominal yields for Treasuries and the fact that we believe longer-term Treasuries are producing negative real yields (i.e., the nominal yield is less than the inflation rate), the Fund saw more value in the other fixed income sectors, especially the corporate and mortgage-backed sectors, which at fiscal year-end comprised in aggregate approximately 80% of the Fund.

First Western Short Duration Bond Fund
The investment objective of the Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity. For the period from inception (April 26, 2013) until the Fund’s fiscal year end on August 31, 2013, the Fund returned -0.58% as compared to the Fund’s benchmark index, the BofA Merrill Lynch U.S. Corp/Gov’t 1-3 Years Bond Index, which returned -0.09% for the same period.

The Short Duration Bond Fund’s relative underperformance versus its benchmark was a result of a U.S. Federal Reserve (the “Fed”) induced credit spread widening in May and June, combined with the Fund’s overweight to spread products, in particular corporate bonds and mortgage-backed securities. Although the Fund slightly underperformed its benchmark for this short period, we believe that the Fund is well positioned to achieve its investment objective and outperform the benchmark over a full market cycle. We expect the continuation of the Fed’s reflationary policy, along with modest U.S. economic growth, a continuation of the recovery in housing, and strong corporate fundamentals, to support domestic spread assets. In fact, recent data supports this assertion as credit spreads have already retraced some of their earlier underperformance. At fiscal year end, the Fund’s largest sector exposures were in corporate bonds (approximately 60% of the Fund’s net assets) and mortgage-backed securities (approximately 36% of net assets). The Fund’s single largest portfolio underweight has been to avoid owning U.S. government Treasury securities, given our belief that there is minimum value in owning securities with near historic low nominal yields and negative real (inflation adjusted) yields. The Fund remains highly diversified with 135 separate issuers and 78 different companies across ten broad industry sectors. Each individual security was selected using a “bottom-up” approach, and overall, at year-end, the Fund’s portfolio holdings had an average credit rating of A-.

Market & Economic Outlook
The global bond market continues to be dominated by the actions of the Fed, which for several years now has been engaged in the purchasing of longer-term bonds, with this action being referred to as quantitative easing (QE). Currently the Federal Reserve has been purchasing $85 billion a month or slightly more then $1 trillion a year in bonds.

In May, central bankers began to chart the course to the eventual end of QE, complete with economic guideposts relating primarily to employment and inflation data points. The initial market reaction was anything but positive as interest rates shot upward and risk assets suffered. As a result, the yield of the benchmark ten-year Treasury note rose from 1.6% to 3.0%, settling in at around 2.6% by quarter-end. This dramatic move in interest rates, the result of merely laying out the groundwork for a modest reduction in the massive amount of monthly Fed bond purchases, speaks volumes to the leverage that had been building in the markets and the reliance that many investors had upon easy money policies. Certainly, valuations had become stretched in government bonds as several maturities traded with negative real yields (nominal yield less inflation). Following significant monthly outflows, the post-adjustment valuations in most fixed income sectors appear to us to be closer to fair value.

With no historic trail to follow, the “Unwinding Road” is sure to have its fair share of bumps and curves. However, though the Fed may have had every intention of paving it as smoothly as possible, it has unfortunately added to the unevenness of the road. As has been repeatedly noted by market pundits and CEOs, uncertainty is often a difficult roadblock that hinders financial markets and business operations. The Fed’s inability to properly convey either the indicators of most importance or their current viewpoint results in inactivity by some and guesswork by others. While communication has improved greatly under Fed Chairman Bernanke, and linguists are no longer needed to decipher the convoluted speeches from former Chairman Greenspan, they have not eliminated the confusion. Certain statements that were meant to provide clarity, such as the mention in June of a 7% unemployment rate as a threshold for tapering, instead sent the markets into a tailspin. Since then, Fed officials have discussed the difference between a trigger, target and threshold, as well as suggested a 6.5% unemployment rate as a potential level in which raising rates may occur. Furthermore, Chairman Bernanke has acknowledged the deficiencies with the official (“U3”) unemployment measure, in particular that a meaningful percentage of the decline in the unemployment rate was attributable to a shrinking of the labor force rather than new job creation.

While markets have since improved, most notably in equities, this initial rocky experience should serve as fair warning. The Unwinding Road may more closely resemble that of a narrow canyon with numerous hairpin turns, rather than a smooth, open, wide-lane expressway. More recently, Chairman Bernanke has indicated that the Fed is not looking for any magic number. Instead, the Fed is attempting to gauge the overall health of the economy by looking for improvement in growth, gains in the labor market, and a reversion of inflation closer to two percent. While it may be true that “There’s no preset course,” as Bernanke asserted, investors must now be even more concerned with each release of economic data. Following the surprise September decision by the Fed to hold off on the commencement of tapering, there is no GPS that can guide us, nor any expectations for a steady reduction in QE.

Having grown quite fond of, and reliant upon, Fed largesse, it is important to remember that the substantial market impact which occurred was without anything having been done yet. Stating the obvious, an eventual end to QE and the onset of actual rate hikes, perhaps further complicated by Fed balance sheet sales, would likely inject a great deal of additional volatility. There has been much debate over the efficacy of the Fed’s bond buying program, with compelling arguments made by its opponents. However, some portion of this backup in rates must be attributable to these purchases, just as the market rally over the last two weeks of the quarter must have some correlation with the delay in tapering.

If the tapering decision were all that the market had to deal with, it would be plenty and one could easily understand the newfound gray hairs. The U.S. government, more dysfunctional than any sitcom family, has added additional uncertainty with its inability to govern. Instead of leaders negotiating and compromising, the definitive lines that have been drawn are injecting additional risks into economic growth and the financial marketplace. The absence of a clean continuing resolution has now made a government shutdown a reality. The shutdown is unfortunate and inconvenient for many, but having occurred numerous times in the past, the last being 1995, we believe it is unlikely to have a major economic impact unless it drags on for weeks. The probability of a lengthy shutdown, however, is remote due to the other brewing Beltway battle concerning whether to raise the debt ceiling. Importantly, while the spending bill impasse may inflict additional political damage to both parties and further complicate the ability to reach a solution on the debt ceiling, the more severe consequences of a U.S. default on its debt should provide sufficient motivation for a deal, though it may come down to the stated October 17th deadline.

In the aftermath of Larry Summers withdrawing his name from consideration as Fed Chairman, President Obama has nominated Janet Yellen to become the next Fed chief. Currently serving as the Vice Chairwoman of the Board of Governors of the Fed under Chairman Bernanke, most view the handoff of power as less disruptive than a Summers-led Fed. With a plethora of other worries, less dramatic change at the world’s most important central bank should be welcomed by investors. Yellen’s reputation as a monetary dove and her stated concerns about the high level of persistent unemployment will likely lead to a slower pace of QE tapering. Furthermore, her preference to employ forward rate guidance as a policy tool may be used to keep short-term rates lower for a longer period of time. Together, the markets may enjoy the benefits of a continuation of easy monetary policy in the near term, though the longer term implications may be problematic as the unwind becomes more difficult and inflation expectations could increase.

With the Fed communication issues and the Washington political stalemate as overhangs, the U.S. is fortunate that its growth, however tepid, remains on track. While job creation has slowed, companies have continued to produce enough jobs to at least maintain the current rate of unemployment. Housing, certainly slowed by the increase in mortgage rates, is producing healthy price gains and should be able to withstand moderately higher borrowing costs as long as consumer confidence holds up reasonably well. Manufacturing has been a bright spot of late, posting impressive gains during the third quarter, and a slight setback in September has not detracted from the broad gains in auto sales throughout the year. The service sector has also expanded nicely, displaying strength in business activity, new orders, and employment.

The probability of a longer and more uncertain journey down the Unwinding Road will force investors to focus intensely on each data release and every Fed comment until the path hopefully becomes clearer. Volatility may uncover opportunities if the markets overshoot, and near term flights-to-safety may push rates lower. Eventually, the outcome will be an uphill trek to higher rates, forcing fixed income investors to search for higher yields from attractive sectors of the bond market.

Against this backdrop, each Fund will continue to focus on achieving its investment objective and continue to be managed in a careful, disciplined manner. We very much appreciate your support of The First Western Funds Trust.

Warren J. Olsen
President
The First Western Funds Trust

Barry P. Julien, CFA	Greg Haendel, CFA
Portfolio Manager	Portfolio Manager
First Western Fixed Income Fund	First Western Short Duration Bond Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance information current to the most recent month-end please call 1-800-292-6775.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. Each Fund’s prospectus contains this and other important information. To obtain a copy of each Fund’s prospectus please call 1-800-292-6775 and a copy will be sent to you free of charge. Please read each prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

FIRST WESTERN FIXED INCOME FUND
Performance Information
August 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Fixed Income Fund versus the
Barclays U.S. Aggregate Bond Index

Total Return (a) (for period ended August 31, 2013)
Since Inception (b)
First Western Fixed Income Fund	(1.08%)
Barclays U.S. Aggregate Bond Index (c)	(2.80%)

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.
(c)
The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN SHORT DURATION BOND FUND
Performance Information
August 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration Bond Fund versus the
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Total Return (a) (for period ended August 31, 2013)
Since Inception (b)
First Western Short Duration Bond Fund	(0.58%)
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	(0.09%)

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.
(c)
The BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years.  The Fund does not invest solely in securities included in BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN FIXED INCOME FUND
Portfolio Information
August 31, 2013 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 6.250%, due 08/15/23	2.4%
U.S. Treasury Notes, 8.125%, due 08/15/19	2.4%
U.S. Treasury Notes, 1.750%, due 05/15/23	2.1%
FNMA, Series 2009-96-DB, 4.000%, due 11/25/29	1.8%
American Home Mortgage Investment Trust, Series 2004-4-3A, floating rate note, due 02/25/45	1.7%
Countrywide Home Loans, Inc., Series 2003-J10-2A1, 5.000%, due 11/25/18	1.6%
Federal Home Loan Bank, 5.375%, due 05/15/19	1.5%
Chase Mortgage Finance Corporation, Series 2003-S14-1A1, 5.000%, due 01/25/34	1.5%
Bayview Financial Acquisition Trust, Series 2006-B-1A3, floating rate note, due 04/28/36	1.3%
JP Morgan Re-REMIC, 144A, Series 2009-9-A1, 6.000%, due 09/26/36	1.3%

FIRST WESTERN SHORT DURATION BOND FUND
Portfolio Information
August 31, 2013 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
SBA Tower Trust, 144A, 5.101%, due 04/17/17	1.6%
RBSSP Resecuritization Trust, 144A, Series 2010-3-4A1, floating rate note, due 12/26/35	1.5%
Morgan Stanley Capital, Inc., Series 2005-HE2-A1MZ, floating rate note, due 01/25/35	1.4%
WCP Wireless Site Fund, 144A, 6.829%, due 11/15/15	1.3%
Credit Suisse Commercial Mortgage Trust, Series 2007-C1-A3, 5.383%, due 02/15/40	1.3%
Ford Motor Credit Company, LLC, 4.207%, due 04/15/16	1.3%
PFS Financing Corporation, 144A, Series 2012-AA-B, floating rate note, due 02/15/16	1.3%
Lazard Group, LLC, 7.125%, due 05/15/15	1.2%
Wells Fargo Home Equity Trust, Series 2004-2-AI6, floating rate note, due 10/25/34	1.2%
Exelis, Inc., 4.250%, due 10/01/16	1.2%

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments
August 31, 2013

U.S. TREASURY OBLIGATIONS — 7.1%	Maturity	Coupon	Par Value	Value
U.S. Treasury Notes	11/15/16	7.500%	$100,000	$120,836
U.S. Treasury Notes	08/15/19	8.125%	1,025,000	1,388,635
U.S. Treasury Notes	05/15/23	1.750%	1,345,000	1,230,044
U.S. Treasury Bonds	08/15/23	6.250%	1,075,000	1,408,922
Total U.S. Treasury Obligations (Cost $4,159,680)				$4,148,437

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%	Maturity	Coupon	Par Value	Value
Federal Farm Credit Bank — 0.5%
Federal Farm Credit Bank	11/15/19	5.150%	$250,000	$286,965

Federal Home Loan Bank — 4.1%
Federal Home Loan Bank	05/15/19	5.375%	750,000	877,662
Federal Home Loan Bank	10/24/22	2.125%	430,000	394,789
Federal Home Loan Bank	12/21/22	2.250%	550,000	515,837
Federal Home Loan Bank	03/10/23	2.125%	350,000	315,431
Federal Home Loan Bank	05/08/24	2.500%	325,000	292,247
				2,395,966
Federal National Mortgage Association — 0.9%
Federal National Mortgage Association	02/21/19	1.750%	525,000	511,226

Total U.S. Government Agency Obligations (Cost $3,306,529)				$3,194,157

MORTGAGE-BACKED SECURITIES — 39.6%	Maturity	Coupon	Par Value	Value
Corporate — 22.8%
American Home Mortgage Investment Trust,
Series 2004-3-5A (a)	10/25/34	2.191%	$210,977	$205,825
American Home Mortgage Investment Trust,
Series 2004-4-3A (a)	02/25/45	0.484%	1,010,434	975,048

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 39.6% (Continued)	Maturity	Coupon	Par Value	Value
Corporate — 22.8% (Continued)
Banc of America Mortgage Securities, Inc.,
Series 2003-4-1A65	06/25/33	5.500%	$9,396	$9,394
Bayview Financial Acquisition Trust,
Series 2006-B-1A3 (a)	04/28/36	6.160%	750,000	761,476
BCAP, LLC Trust, 144A,
Series 2009-RR2-A1 (a)	01/21/38	2.711%	212,292	215,921
Centex Home Equity Loan Trust, Series 2004-D-AF6 (a)	09/25/34	4.670%	362,278	378,848
Chase Mortgage Finance Corporation,
Series 2003-S14-1A1	01/25/34	5.000%	820,519	861,992
Citigroup Mortgage Loan Trust, Inc., 144A,
Series 2009-6-6A1 (a)	07/25/36	0.434%	84,577	79,675
Citigroup Mortgage Loan Trust, Inc., 144A,
Series 2009-6-11A1 (a)	05/25/37	0.534%	230,249	221,413
Countrywide Asset-Backed Certificates,
Series 2004-6-2A3 (a)	11/25/34	0.784%	690,590	684,610
Countrywide Home Loans, Inc.,
Series 2002-25-2A1	11/27/17	5.500%	50,956	52,654
Countrywide Home Loans, Inc.,
Series 2003-J10-2A1	11/25/18	5.000%	907,134	925,348
Countrywide Home Loans, Inc.,
Series 2003-J7-1A2	08/25/33	5.250%	170,149	175,233
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-8R-5A1 (a)	05/26/37	5.610%	145,020	153,240
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-2R-2A5 (a)	06/26/37	2.223%	206,898	207,038
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1-A3	02/15/40	5.383%	293,272	314,742
CS First Boston Mortgage Securities Company,
Series 2002-AR31-4A2 (a)	11/25/32	3.031%	500,000	470,264
CS First Boston Mortgage Securities Company,
Series 2003-11-1A31	06/25/33	5.500%	295,860	304,408
FRS, LLC, 144A,
Series 2013-1A-A1	04/15/43	1.800%	474,107	469,078

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 39.6% (Continued)	Maturity	Coupon	Par Value	Value
Corporate — 22.8% (Continued)
GSAA Home Equity Trust,
Series 2004-11-2A1 (a)	12/25/34	0.514%	$422,361	$410,859
Impac CMB Trust,
Series 2004-10-4A2 (a)	03/25/35	1.124%	341,460	333,393
Impac CMB Trust,
Series 2005-4-2A1 (a)	05/25/35	0.484%	181,035	179,235
Impac Secured Assets Corporation,
Series 2003-3-A1 (a)	08/25/33	4.830%	210,611	215,536
JPMorgan Re-REMIC, 144A,
Series 2009-9-A1	09/26/36	6.000%	713,994	750,836
Master Asset Securitization Trust,
Series 2003-5-1A1	06/25/33	5.500%	17,496	17,450
Master Asset Securitization Trust,
Series 2003-8-1A1	09/25/33	5.500%	87,380	90,818
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR-1A2 (a)	11/25/35	0.454%	211,540	201,958
Residential Asset Securitization Trust,
Series 2003-A4-A3 (a)	05/25/33	0.584%	634,527	614,454
Residential Funding Mortgage Security I, Inc.,
Series 2004-S4-2A6	04/25/19	4.500%	72,464	74,729
Securitized Asset Backed Receivables, LLC Trust, 144A,
Series 2004-DO1-A1 (a)	07/25/34	0.744%	504,987	491,748
Silverleaf Finance, LLC, 144A,
Series 2012-D-A	03/17/25	3.000%	341,033	342,696
Structured Asset Mortgage Investments II Trust,
Series 2004-AR6-A1A (a)	02/19/35	0.884%	765,738	737,333
Structured Asset Securities Corporation,
Series 1998-11-2B1 (a)	01/26/32	2.273%	158,979	146,474
Structured Asset Securities Corporation,
Series 1998-11-2B2 (a)	01/26/32	2.273%	132,028	120,099
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-S3-3A1	05/25/33	5.500%	425,888	448,985
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR8-A (a)	08/25/33	2.448%	653,877	653,363

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 39.6% (Continued)	Maturity	Coupon	Par Value	Value
Corporate — 22.8% (Continued)
Wells Fargo Mortgage-Backed Securities,
Series 2003-G-A1 (a)	06/25/33	2.490%	$15,305	$15,198
				13,311,371
Federal Home Loan Bank — 0.1%
FHLB, Series SK-2015-1	08/18/15	5.140%	20,366	21,508

Federal Home Loan Mortgage Corporation — 9.1%
FHLMC, Series 2882-UJ	08/15/19	4.500%	112,453	116,230
FHLMC, Series 2999-ND	07/15/20	4.500%	166,539	178,209
FHLMC, Series 2515-UP	10/15/22	5.500%	283,806	312,239
FHLMC, Series 2574-JN	12/15/22	4.500%	24,187	24,928
FHLMC, Series 2690-TV	11/15/25	4.500%	176,407	188,509
FHLMC, Series 3827-HA	11/15/25	3.500%	202,947	205,286
FHLMC, Series 3817-QA	03/15/26	4.000%	352,685	374,500
FHLMC, Series 4011-ML	03/15/27	3.000%	500,000	469,478
FHLMC, Series 2694-QH	03/15/32	4.500%	43,257	43,978
FHLMC, Series 2750-NE	04/15/32	5.000%	39,818	40,006
FHLMC, Series 2700-PG	05/15/32	4.500%	148,542	153,552
FHLMC, Series 2733-TD	11/15/32	5.000%	11,413	11,562
FHLMC, Series 2760-PD	12/15/32	5.000%	116,041	119,268
FHLMC, Series 2797-PG	01/15/33	5.500%	104,232	106,490
FHLMC, Series 2943-HE	03/15/33	5.000%	6,202	6,217
FHLMC, Series 2928-NE	04/15/33	5.000%	142,832	144,008
FHLMC, Series 2889-OG	05/15/33	5.000%	148,538	150,839
FHLMC, Series 2911-UE	06/15/33	5.000%	193,554	197,561
FHLMC, Series 3793-UA	06/15/33	4.000%	248,700	250,859
FHLMC, Series 2869-BG	07/15/33	5.000%	78,343	80,432
FHLMC, Series 2874-LD	08/15/33	5.000%	181,614	186,998
FHLMC, Series 2785-GD	10/15/33	4.500%	38,459	39,993
FHLMC, Series 3037-ND	01/15/34	5.000%	405,578	419,342
FHLMC, Series 3210-PC	04/15/34	6.000%	3,909	3,909
FHLMC, Series 3017-MK	12/15/34	5.000%	49,348	52,277
FHLMC, Series 4011-NP	07/15/39	3.000%	211,767	213,078
FHLMC, Series 3843-JA	04/15/40	4.000%	298,107	309,722
FHLMC, Series 4017-MA	03/15/41	3.000%	217,329	215,309
FHLMC, Series 4077-AP	01/15/42	4.000%	664,125	694,097
				5,308,876

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 39.6% (Continued)	Maturity	Coupon	Par Value	Value
Federal National Mortgage Association — 5.4%
FNMA, Series 2003-81-LC	09/25/18	4.500%	$121,291	$129,479
FNMA, Series 2003-83-PG	06/25/23	5.000%	79,294	84,761
FNMA, Series 2010-86-V	05/25/28	4.000%	430,044	448,714
FNMA, Series 2005-80-BA	04/25/29	5.000%	92,240	100,692
FNMA, Series 2009-96-DB	11/25/29	4.000%	965,000	1,024,015
FNMA, Series 2004-8-GD	10/25/32	4.500%	88,959	91,713
FNMA, Series 2005-29-QD	08/25/33	5.000%	331,987	340,771
FNMA, Series 2005-1-HE	09/25/33	5.000%	204,787	211,118
FNMA, Series 2005-86-WD	03/25/34	5.000%	188,477	193,520
FNMA, Series 2011-129-MA	01/25/38	4.000%	32,432	32,639
FNMA, Pool #MA0584	10/01/40	4.500%	217,691	227,443
FNMA, Series 2011-100QM	10/25/50	4.000%	260,526	271,544
				3,156,409
Government National Mortgage Association — 1.7%
GNMA, Series 2005-25-VB	01/16/24	5.000%	114,467	115,791
GNMA, Series 2011-32-QA	02/16/38	4.500%	101,162	104,330
GNMA, Series 2009-104-KA	08/16/39	4.500%	241,007	252,984
GNMA, Series 2011-159-EA	10/20/40	4.000%	119,645	124,312
GNMA, Series 2011-138-PX	06/20/41	4.000%	406,973	406,766
				1,004,183
Small Business Administration — 0.5%
SBA, Series 2009-20A-1	01/01/29	5.720%	277,448	306,110

Total Mortgage-Backed Securities (Cost $23,182,134)				$23,108,457

MUNICIPAL BONDS — 2.4%	Maturity	Coupon	Par Value	Value
Florida State Department of Environmental Protection, Series B, Preservation Revenue	07/01/21	6.026%	$350,000	$385,178
Florida State Hurricane Catastrophe Fund, Series A, Revenue	07/01/20	2.995%	280,000	257,676
Illinois State, General Obligation	03/01/19	5.877%	550,000	590,343
Irvine, California, Unified School District, Special Tax, Revenue	09/01/17	5.395%	155,000	159,273
Total Municipal Bonds (Cost $1,424,068)				$1,392,470

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

ASSET-BACKED SECURITIES — 1.5%	Maturity	Coupon	Par Value	Value
Bear Stearns ALT-A Trust,
Series 2004-11-1A1 (a)	11/25/34	0.864%	$568,730	$545,987
Goldman Sachs Alternative Mortgage Products Trust,
Series 2004-OPT-A4 (a)	11/25/34	1.084%	281,499	270,739
Vanderbilt Mortgage Finance Company,
Series 2002-B-A4	02/07/26	5.840%	94,195	96,270
Total Asset-Backed Securities (Cost $929,176)				$912,996

CORPORATE BONDS — 40.5%	Maturity	Coupon	Par Value	Value
Consumer Discretionary — 2.8%
AutoZone, Inc.	11/15/20	4.000%	$500,000	$507,824
Lorillard Tobacco Company	06/23/19	8.125%	485,000	584,052
NBCUniversal Media, LLC	04/01/21	4.375%	505,000	540,084
				1,631,960
Energy — 2.7%
Boardwalk Pipelines, LLC	09/15/19	5.750%	515,000	567,840
SESI, LLC	12/15/21	7.125%	500,000	541,250
Williams Partners, L.P.	11/15/21	4.000%	500,000	486,704
				1,595,794
Financials — 11.8%
Aegon Funding Company, LLC	12/15/20	5.750%	465,000	521,237
Aviation Capital Group Corporation, 144A	01/31/18	4.625%	495,000	494,014
AXIS Specialty Finance, LLC	06/01/20	5.875%	425,000	467,706
Citigroup, Inc.	08/09/20	5.375%	525,000	582,043
Discover Bank	02/21/18	2.000%	300,000	290,398
ERAC USA Finance, LLC, 144A	11/01/18	2.800%	500,000	496,973
Fairfax Financial Holdings Ltd., 144A	05/15/21	5.800%	550,000	563,335
Fidelity National Financial, Inc.	05/15/17	6.600%	500,000	547,842
General Electric Capital Corporation	01/07/21	4.625%	535,000	566,205
International Lease Finance Corporation, 144A	09/01/18	7.125%	440,000	488,400
JPMorgan Chase & Company	05/01/23	3.375%	525,000	476,858
Morgan Stanley	07/24/20	5.500%	500,000	546,648
WEA Finance, LLC, 144A	05/10/21	4.625%	470,000	489,264
Zions Bancorporation	06/13/23	4.500%	365,000	359,333
				6,890,256

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 40.5% (Continued)	Maturity	Coupon	Par Value	Value
Industrials — 9.3%
AA Aircraft, Series 2013-1L, 144A	11/01/17	3.596%	$525,000	$519,750
Air Canada, Series 2013-1A, 144A	05/15/25	4.125%	335,000	323,275
Buckeye Partners, L.P.	07/01/23	4.150%	475,000	456,432
Continental Airlines, Series 2009-01	07/08/16	9.000%	401,406	455,596
Continental Airlines, Series 1999-1	02/02/19	6.545%	383,104	413,752
Continental Airlines, Series 2000-02	04/02/21	7.707%	436,203	471,099
Ford Motor Credit Company, LLC	12/15/16	8.000%	450,000	523,130
Hawaiian Airlines, Series 2013-1A	01/15/26	3.900%	400,000	366,000
Penske Truck Leasing Company, L.P., 144A	03/15/18	3.375%	525,000	531,550
Republic Services, Inc.	03/01/20	5.000%	500,000	540,211
Ryder Systems, Inc.	03/01/18	2.500%	500,000	499,419
US Airways Class A Pass-Through Certificates, Series 2012-2A	06/03/25	4.625%	335,000	323,275
				5,423,489
Information Technology — 2.1%
Baidu, Inc.	08/06/18	3.250%	575,000	567,840
Jabil Circuit, Inc.	03/15/18	8.250%	530,000	624,075
				1,191,915
Materials — 2.6%
LyondellBasell Industries N.V.	11/15/21	6.000%	525,000	595,393
RPM International, Inc.	11/15/22	3.450%	485,000	453,270
Westlake Chemical Corporation	07/15/22	3.600%	500,000	478,006
				1,526,669
Real Estate — 4.9%
American Campus Communities Operating Partnership, L.P.	04/15/23	3.750%	495,000	464,458
American Tower Trust I, 144A	03/15/23	3.070%	500,000	471,086
EPR Properties	07/15/20	7.750%	425,000	479,020
Healthcare Trust of America, Inc., 144A	04/15/23	3.700%	575,000	535,175
Kilroy Realty, L.P.	06/01/20	6.625%	475,000	538,113
National Retail Properties, Inc.	04/15/23	3.300%	425,000	384,025
				2,871,877
Telecommunication Services — 2.5%
Crown Castle Towers, LLC, 144A	08/15/20	4.883%	455,000	479,350
GTP Cellular Sites, LLC, 144A	03/15/17	3.721%	546,980	556,450
SBA Tower Trust, 144A	04/16/18	2.240%	400,000	389,940
				1,425,740

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 40.5% (Continued)	Maturity	Coupon	Par Value	Value
Utilities — 1.8%
Exelon Generation Company, LLC	10/01/17	6.200%	$450,000	$513,559
PPL Energy Supply, LLC	12/15/21	4.600%	525,000	526,792
				1,040,351

Total Corporate Bonds (Cost $24,192,454)				$23,598,051

MONEY MARKET FUNDS — 2.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.02% (b) (Cost $1,143,026)	1,143,026	$1,143,026

Total Investments at Value — 98.6% (Cost $58,337,067)		$57,497,594

Other Assets in Excess of Liabilities — 1.4%		811,082

Net Assets — 100.0%		$58,308,676

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. 144A securities totaled $9,270,207 at August 31, 2013, representing 15.9% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2013.
(b)	The rate shown is the 7-day effective yield as of August 31, 2013.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments
August 31, 2013

MORTGAGE-BACKED SECURITIES — 36.1%	Maturity	Coupon	Par Value	Value
Corporate — 36.1%
Ace Securities Corporation,
Series 2003-NC1-A2A (a)	07/25/33	1.024%	$234,621	$225,554
American Home Mortgage Investment Trust,
Series 2004-3-5A (a)	10/25/34	2.191%	179,331	174,951
Bank of America Funding Corporation, 144A,
Series 2009-R6-3A1 (a)	01/26/37	2.316%	131,925	131,253
Bayview Financial Acquisition Trust,
Series 2006-B-1A3 (a)	04/28/36	6.160%	250,000	253,825
BCAP, LLC Trust, 144A,
Series 2009-RR2-A1 (a)	01/21/38	2.711%	157,253	159,942
BCRR Trust, 144A,
Series 2009-1-2A1 (a)	07/17/40	5.858%	200,000	216,992
Centex Home Equity Loan Trust,
Series 2004-D-AF6 (a)	09/25/34	4.670%	163,025	170,482
CIT Group Home Equity Loan Trust,
Series 2003-1-A4 (a)	03/20/32	3.930%	161,186	164,405
Citigroup Mortgage Loan Trust, Inc., 144A,
Series 2009-6-12A1 (a)	07/25/36	2.613%	156,249	157,993
Citigroup Mortgage Loan Trust, Inc., 144A,
Series 2009-6-11A1 (a)	05/25/37	0.534%	153,499	147,609
Countrywide Asset-Backed Certificates,
Series 2004-6-2A3 (a)	11/25/34	0.784%	283,833	281,375
Credit Suisse Commercial Mortgage Trust,
Series 2007-C5-A4 (a)	09/15/40	5.695%	100,000	111,319
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-8R-5A1 (a)	05/26/37	5.610%	134,143	141,748
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-2R-2A5 (a)	06/26/37	2.223%	171,394	171,511
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1-A3	02/15/40	5.383%	293,272	314,742
Credit-Based Asset Servicing and Securites,
Series 2005-CB5-AV2 (a)	08/25/35	0.444%	210,442	208,629

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 36.1% (Continued)	Maturity	Coupon	Par Value	Value
Corporate — 36.1% (Continued)
FRS, LLC, 144A,
Series 2013-1A-A1	04/15/43	1.800%	$189,643	$187,631
Goldman Sachs Mortgage Securities Trust, 144A,
Series 2007-EOP-B (a)	03/06/20	1.731%	200,000	200,313
GSAA Home Equity Trust,
Series 2004-11-2A1 (a)	12/25/34	0.514%	281,574	273,906
Home Loan Servicing Solutions Ltd., 144A,
Series 2012-T2-D2	10/15/45	4.940%	200,000	208,040
Home Loan Servicing Solutions Ltd., 144A,
Series 2013-T3-C3	05/15/46	2.388%	150,000	144,945
Jefferies & Company, 144A,
Series 2009-R9-1A1 (a)	08/26/46	2.405%	179,635	182,924
JPMorgan Re-REMIC, 144A,
Series 2009-9-A1	09/26/36	6.000%	178,499	187,709
MASTR Specialized Loan Trust, 144A,
Series 2005-3-A1 (a)	11/25/35	0.544%	256,372	237,561
Mellon Residential Funding Corporation, 144A,
Series 2004-TBC1-A (a)	02/26/34	0.434%	71,543	62,779
Morgan Stanley Capital, Inc.,
Series 2005-HE2-A1MZ (a)	01/25/35	0.444%	344,981	321,258
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR-1A2 (a)	11/25/35	0.454%	211,718	202,127
Park Place Securities, Inc.,
Series 2005-WHQ1-M2 (a)	03/25/35	0.684%	160,979	160,010
PFS Financing Corporation, 144A,
Series 2012-AA-B (a)	02/15/16	1.884%	300,000	300,908
RBS Commercial Funding Trust, 144A,
Series 2010-RR3-MSCA (a)	06/16/49	6.090%	200,000	220,359
RBSSP Resecuritization Trust, 144A,
Series 2010-3-4A1 (a)	12/26/35	3.259%	349,079	351,376
Residential Asset Mortgage Products, Inc.,
Series 2005-RS8-A2 (a)	10/25/33	0.474%	50,893	50,574
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12-AI6	12/25/34	4.547%	227,062	230,560

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 36.1% (Continued)	Maturity	Coupon	Par Value	Value
Corporate — 36.1% (Continued)
Residential Asset Mortgage Products, Inc.,
Series 2005-RS5-AI3 (a)	05/25/35	0.524%	$60,712	$59,813
Residential Asset Mortgage Products, Inc.,
Series 2005-SP3-A3 (a)	12/25/35	0.574%	109,307	105,916
Residential Asset Securities Corporation,
Series 2003-KS10-AI6 (a)	12/25/33	4.540%	137,450	142,633
Security National Mortgage Loan Trust, 144A,
Series 2006-3A-A1 (a)	01/25/37	0.464%	236,851	229,968
Sequoia Mortgage Trust,
Series 2010-H1-A1 (a)	02/25/40	3.750%	117,829	115,375
Silverleaf Finance, LLC, 144A,
Series 2012-D-A	03/17/25	3.000%	81,848	82,247
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A3 (a)	08/25/33	0.884%	264,118	251,951
Trafigura Securitisation Finance plc, 144A,
Series 2012-1A-B (a)	10/15/15	4.184%	250,000	253,125
Wa-Mu Mortgage Pass-Through Certificate,
Series 2003-AR8-A (a)	08/25/33	2.448%	245,663	245,470
Wells Fargo Home Equity Trust,
Series 2004-2-AI6 (a)	10/25/34	5.000%	286,289	291,811
WFDB Commercial Mortgage Trust, 144A,
Series 2011-BXR-A	07/05/24	3.662%	99,824	99,667
WMC Mortgage Loan Pass-Through Certificate,
Series 1997-2-M1 (a)	03/20/29	1.009%	135,577	131,969
Total Mortgage-Backed Securities (Cost $8,590,646)				$8,565,255

MUNICIPAL BONDS — 0.9%	Maturity	Coupon	Par Value	Value
Illinois State General Obligation (Cost $215,877)	07/01/16	4.875%	$200,000	$210,344

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

ASSET-BACKED SECURITIES — 1.1%	Maturity	Coupon	Par Value	Value
Asset Backed Funding Certificates,
Series 2005-OPT1-A1SS (a)	07/25/35	0.429%	$62,323	$61,984
Bear Stearns ALT-A Trust,
Series 2004-11-1A1 (a)	11/25/34	0.864%	106,637	102,372
Goldman Sachs Alternative Mortgage Products Trust,
Series 2004-OPT-A4 (a)	11/25/34	1.084%	102,198	98,292
Total Asset-Backed Securities (Cost $266,475)				$262,648

CORPORATE BONDS — 60.2%	Maturity	Coupon	Par Value	Value
Consumer Discretionary — 2.9%
Fiesta Restaurant Group, Inc.	08/15/16	8.875%	$100,000	$106,500
Hyatt Hotels Corporation	08/15/16	3.875%	150,000	159,089
MGM Resorts International	11/01/16	10.000%	50,000	58,750
Royal Carribean Cruises Ltd.	06/15/16	7.250%	50,000	56,000
Whirlpool Corporation	06/15/16	6.500%	100,000	112,367
Wyndham Worldwide Corporation	12/01/16	6.000%	180,000	199,437
				692,143
Consumer Staples — 0.9%
Bumble Bee Holdings, Inc., 144A	12/15/17	9.000%	100,000	108,750
C&S Group Enterprises LLC, 144A	05/01/17	8.375%	100,000	107,000
				215,750
Energy — 1.3%
Chesapeake Energy Corporation	03/15/16	3.250%	50,000	50,125
Gulf South Pipeline Company, L.P., 144A	02/01/15	5.050%	40,000	41,754
Petrohawk Energy Corporation	08/15/18	7.250%	200,000	217,400
				309,279
Financials — 20.0%
Ally Financial, Inc.	02/15/17	5.500%	100,000	105,413
Aviation Capital Group Corporation, 144A	01/31/18	4.625%	200,000	199,602
Bank of America Corporation	12/01/15	5.250%	100,000	107,825
Bank of America Corporation	03/15/17	5.300%	100,000	109,088
BBVA U.S. Senior, S.A. Unipersonal	05/16/14	3.250%	200,000	201,748
Berkley (W.R.) Corporation	05/15/15	5.600%	100,000	106,097
CIT Group, Inc.	05/15/17	5.000%	100,000	103,750
Citigroup, Inc.	08/02/16	5.850%	100,000	111,284
Deutsche Bank Trust Corporation	11/15/15	7.500%	200,000	223,615
Fairfax Financial Holdings Ltd.	10/01/15	8.250%	200,000	223,777

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 60.2% (Continued)	Maturity	Coupon	Par Value	Value
Financials — 20.0% (Continued)
Fidelity National Financial, Inc.	05/15/17	6.600%	$220,000	$241,051
First Horizon National Corporation	12/15/15	5.375%	240,000	258,647
GATX Financial Corporation	03/01/16	5.800%	100,000	109,522
ING Bank N.V., 144A	05/01/15	5.125%	160,000	166,682
International Lease Finance Corporation, 144A	09/01/16	6.750%	200,000	218,500
Lazard Group, LLC	05/15/15	7.125%	270,000	293,056
Macquarie Group Ltd.	08/01/14	7.300%	100,000	105,351
Macquarie Group Ltd., 144A	08/01/14	7.300%	100,000	105,351
Macquarie Group Ltd., 144A	08/10/17	4.875%	50,000	53,282
Metropolitan Life Insurance Company, 144A	11/01/15	7.700%	160,000	178,397
Morgan Stanley	01/09/17	5.450%	160,000	174,148
Morgan Stanley (a)	04/25/18	1.546%	100,000	99,690
Murray Street Investment Trust I (a)	03/09/17	4.647%	200,000	212,219
Nomura Holdings, Inc. (a)	09/13/16	1.722%	200,000	202,072
Raymond James Financial, Inc.	04/15/16	4.250%	120,000	126,499
Royal Bank of Scotland Group plc	01/08/15	5.050%	100,000	102,177
Transatlantic Holdings, Inc.	12/14/15	5.750%	200,000	217,650
Westpac Banking Corporation, 144A	10/15/15	5.300%	115,000	122,746
Zions Bancorporation	11/16/15	2.550%	150,000	149,530
Zions Bancorporation	05/16/16	2.750%	100,000	100,310
				4,729,079
Industrials — 17.2%
AA Aircraft, Series 2013-1L, 144A	11/01/17	3.596%	250,000	247,500
America West Air, Series 2000-01	07/02/20	8.057%	49,807	54,041
Anglo American Capital Plc, 144A	04/08/14	9.375%	150,000	157,071
Boardwalk Pipelines, LLC	11/15/16	5.875%	210,000	234,317
CNH Capital, LLC	11/01/16	6.250%	100,000	109,000
Continental Airlines, Series 2009-01	07/08/16	9.000%	124,436	141,235
Continental Airlines, Series 1998-1	09/15/17	6.648%	93,257	98,041
Continental Airlines, Series 2000-02	04/02/21	7.707%	90,249	97,469
DCP Midstream Operating, L.P.	10/01/15	3.250%	100,000	103,301
DCP Midstream, LLC, 144A	10/15/15	5.375%	100,000	107,536
Delta Air Lines, Series 2012-1A	05/07/20	4.750%	192,858	204,912
Exelis, Inc.	10/01/16	4.250%	270,000	283,015
Ford Motor Credit Company, LLC	04/15/16	4.207%	300,000	314,206
Gazprom Via Gaz Capital SA, 144A	05/23/16	4.950%	200,000	210,500
General Motors Financial Company, 144A	05/15/18	3.250%	75,000	72,000
Glencore Funding, LLC, 144A	05/27/16	1.700%	260,000	253,494

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 60.2% (Continued)	Maturity	Coupon	Par Value	Value
Industrials — 17.2% (Continued)
Hyundai Capital America, 144A	08/09/16	1.875%	$250,000	$249,775
Lukoil International Finance B.V., 144A	06/07/17	6.356%	250,000	276,353
Petrobras Global Finance B.V. (a)	05/20/16	1.884%	200,000	197,750
Ras Laffan Liquefied Natural Gas Company Ltd. III, 144A	09/30/16	5.832%	232,680	246,641
US Airways, Series 2001-1G	03/20/21	7.076%	255,546	267,045
WPX Energy, Inc.	01/15/17	5.250%	150,000	159,000
				4,084,202
Information Technology — 1.3%
Baidu, Inc.	08/06/18	3.250%	200,000	197,509
iGATE Corporation	05/01/16	9.000%	100,000	107,750
				305,259
Materials — 3.3%
ArcelorMittal	02/25/15	4.250%	50,000	51,313
Owens Corning, Inc.	12/01/16	6.500%	200,000	223,233
Packaging Dynamics Corporation, 144A	02/01/16	8.750%	95,000	98,325
Rosneft Oil Company, 144A	03/06/17	3.149%	200,000	197,000
Transocean, Inc.	12/15/16	5.050%	200,000	218,744
				788,615
Real Estate — 5.1%
Equity One, Inc.	09/15/16	6.000%	200,000	222,724
First Industrial, L.P.	01/15/16	5.750%	100,000	105,852
Hospitality Properties Trust	03/15/17	5.625%	120,000	129,394
Liberty Property, L.P.	10/01/17	6.625%	106,000	120,940
Post Apartment Homes L.P.	10/15/17	4.750%	180,000	193,337
PPF Funding, Inc., 144A	04/15/17	5.700%	234,000	254,813
Prologis	11/15/16	5.625%	100,000	111,303
Retail Properties, Inc., 144A	03/15/16	7.875%	65,000	74,529
				1,212,892
Telecommunication Services — 7.3%
GTP Cellular Sites, LLC, 144A	03/15/17	3.721%	149,176	151,759
Qwest Corporation	05/01/16	8.375%	200,000	229,127
SBA Tower Trust, 144A	04/17/17	5.101%	355,000	380,934
Sprint Nextel Corporation	08/15/17	8.375%	150,000	168,375
Telecom Italia Capital	10/01/15	5.250%	220,000	229,762
Telefonica Emisiones, S.A.U.	02/16/16	3.992%	250,000	258,157
WCP Wireless Site Fund, 144A	11/15/15	6.829%	300,000	318,427
				1,736,541

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 60.2% (Continued)	Maturity	Coupon	Par Value	Value
Utilities — 0.9%
Scottish Power Ltd.	03/15/15	5.375%	$192,000	$202,675

Total Corporate Bonds (Cost $14,419,639)				$14,276,435

MONEY MARKET FUNDS — 0.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.02% (b) (Cost $88,914)	88,914	$88,914

Total Investments at Value — 98.7% (Cost $23,581,551)		$23,403,596

Other Assets in Excess of Liabilities — 1.3%		295,899

Net Assets — 100.0%		$23,699,495

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. 144A securities totaled $8,675,321 at August 31, 2013, representing 36.6% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2013.
(b)	The rate shown is the 7-day effective yield as of August 31, 2013.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Statements of Assets and Liabilities
August 31, 2013

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
ASSETS
Investments in securities:
At amortized cost	$58,337,067	$23,581,551
At value (Note 2)	$57,497,594	$23,403,596
Dividends and interest receivable	429,830	213,739
Receivable for capital shares sold	169,978	99,000
Receivable for investment securities sold	278,507	734
Receivable from Adviser (Note 4)	—	1,743
Deferred offering costs (Note 1)	3,883	—
Other assets	5,746	4,253
TOTAL ASSETS	58,385,538	23,723,065

LIABILITIES
Dividends payable	26,545	4,349
Payable for capital shares redeemed	11,937	999
Payable to Adviser (Note 4)	8,642	—
Payable to administrator (Note 4)	8,630	5,190
Other accrued expenses	21,108	13,032
TOTAL LIABILITIES	76,862	23,570

NET ASSETS	$58,308,676	$23,699,495

Net assets consist of:
Paid-in capital	$58,618,365	$23,882,226
Distributions in excess of net investment income	(17,970)	(368)
Accumulated net realized gains (losses) from security transactions	547,754	(4,408)
Net unrealized depreciation on investments	(839,473)	(177,955)
Net assets	$58,308,676	$23,699,495

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,034,064	2,396,614

Net asset value, offering price, and redemption price per share (Note 2)	$9.66	$9.89

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Statements of Operations
For the Periods Ended August 31, 2013 (a)

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
INVESTMENT INCOME
Dividends	$332	$84
Interest	995,644	138,088
	995,976	138,172
EXPENSES
Investment advisory fees (Note 4)	201,985	21,594
Administration fees (Note 4)	40,456	8,000
Fund accounting fees (Note 4)	24,047	8,613
Pricing costs	21,829	7,681
Custodian and bank service fees	23,230	4,314
Professional fees	14,606	12,704
Trustees’ fees and expenses	23,902	2,500
Registration and filing fees	16,914	5,943
Offering costs (Note 1)	19,091	—
Transfer agent fees (Note 4)	11,750	4,000
Insurance expense	13,451	—
Organization expense (Note 1)	11,889	—
Postage and supplies	4,254	1,001
Reports to shareholders	2,021	855
Other expenses	3,948	983
TOTAL EXPENSES	433,373	78,188
Less fee reductions and/or expense reimbursements by the Adviser (Note 4)	(190,992)	(41,170)
NET EXPENSES	242,381	37,018

NET INVESTMENT INCOME	753,595	101,154

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	943,862	1,259
Net change in unrealized appreciation (depreciation) on investments	(2,371,315)	(177,955)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,427,453)	(176,696)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(673,858)	$(75,542)

(a)	Represents the period from the commencement of operations (November 1, 2012 for First Western Fixed Income Fund and April 26, 2013 for First Western Short Duration Bond Fund) through August 31, 2013.
See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND
Statement of Changes in Net Assets

Period Ended August 31, 2013 (a)
FROM OPERATIONS
Net investment income	$753,595
Net realized gains from security transactions	943,862
Net change in unrealized appreciation (depreciation) on investments	(2,371,315)
Net decrease in net assets from operations	(673,858)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,167,673)

FROM CAPITAL SHARE TRANSACTIONS
Shares issued from reorganization (Note 1)	40,261,413
Proceeds from shares sold	28,995,650
Reinvestments of distributions to shareholders	968,758
Payments for shares redeemed	(10,175,614)
Net increase in net assets from capital share transactions	60,050,207

TOTAL INCREASE IN NET ASSETS	58,208,676

NET ASSETS
Beginning of period	100,000
End of period	$58,308,676

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(17,970)

CAPITAL SHARE ACTIVITY
Shares issued from reorganization (Note 1)	4,026,141
Shares sold	2,927,386
Shares issued in reinvestment of distributions to shareholders	98,019
Shares redeemed	(1,027,482)
Net increase in shares outstanding	6,024,064
Shares outstanding, beginning of period	10,000
Shares outstanding, end of period	6,034,064

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND
Statement of Changes in Net Assets

Period Ended August 31, 2013 (a)
FROM OPERATIONS
Net investment income	$101,154
Net realized gains from security transactions	1,259
Net change in unrealized appreciation (depreciation) on investments	(177,955)
Net decrease in net assets from operations	(75,542)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(107,189)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,533,405
Reinvestments of distributions to shareholders	98,229
Payments for shares redeemed	(2,749,408)
Net increase in net assets from capital share transactions	23,882,226

TOTAL INCREASE IN NET ASSETS	23,699,495

NET ASSETS
Beginning of period	—
End of period	$23,699,495

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(368)

CAPITAL SHARE ACTIVITY
Shares sold	2,664,084
Shares issued in reinvestment of distributions to shareholders	9,926
Shares redeemed	(277,396)
Net increase in shares outstanding	2,396,614
Shares outstanding, beginning of period	—
Shares outstanding, end of period	2,396,614

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.
See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND
Financial Highlights

Per share data for a share outstanding throughout the period:
	Period Ended August 31, 2013 (a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.17
Net realized and unrealized losses on investments	(0.28)
Total from investment operations	(0.11)

Less distributions:
From net investment income	(0.23)

Net asset value at end of period	$9.66

Total return (b)	(1.08%	)(c)

Net assets at end of period (000’s)	$58,309

Ratio of total expenses to average net assets (d)	1.07%	(e)

Ratio of net expenses to average net assets	0.60%	(e)

Ratio of net investment income to average net assets (d)	1.86%	(e)

Portfolio turnover rate	340%	(c)

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not waived a portion of its fees, total return would have been lower.

(c)	Not annualized.
(d)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(e)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND
Financial Highlights

Per share data for a share outstanding throughout the period:
	Period Ended August 31, 2013 (a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized losses on investments	(0.11)
Total from investment operations	(0.06)

Less distributions:
From net investment income	(0.05)

Net asset value at end of period	$9.89

Total return (b)	(0.58%	)(c)

Net assets at end of period (000’s)	$23,699

Ratio of total expenses to average net assets (d)	1.26%	(e)

Ratio of net expenses to average net assets	0.60%	(e)

Ratio of net investment income to average net assets (d)	1.64%	(e)

Portfolio turnover rate	19%	(c)

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

(c)	Not annualized.
(d)	Ratios were determined based on expenses prior to any fee reductions and expense reimbursements by the Adviser (Note 4).
(e)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements
August 31, 2013

1. Organization

First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012. On August 21, 2012, 10,000 shares of First Western Fixed Income Fund were issued for cash, at $10.00 per share to First Western Capital Management Company (the “Adviser”), the investment adviser to the Fund. All costs incurred by First Western Fixed Income Fund prior to August 21, 2012 in connection with its organization and offering of shares ($30,253) were advanced by the Adviser and are subject to repayment by the Fund as described in Note 4. Organization costs are charged to expenses as incurred. Offering costs incurred by First Western Fixed Income Fund are treated as deferred charges and are amortized over the Fund’s first year of operations using the straight line method. First Western Fixed Income Fund commenced operations on November 1, 2012, after it acquired the net assets of First Western Capital Management Fixed Income Limited Partnership (the “Partnership”), in exchange for Fund shares. First Western Short Duration Bond Fund commenced operations on April 26, 2013.

On November 1, 2012, the Partnership reorganized into First Western Fixed Income Fund. The reorganization of net assets and unrealized appreciation from this tax-free transaction was as follows:

Date of Contribution	Net Assets	Shares Issued	Net Unrealized Appreciation on Investments
November 1, 2013	$40,261,413	4,026,141	$1,531,842

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by the Adviser under the general supervision of the Board.

Securities for which quotations are not readily available are stated at fair value using procedures approved by the Board. Short-term debt securities having remaining maturities of sixty days or less at the time of purchase are stated at amortized cost, which approximates market value. Investments in registered investment companies are reported at their respective net asset values as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, fixed income securities held by the Funds are generally classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2013:

First Western Fixed Income Fund
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$4,148,437	$—	$4,148,437
U.S. Government Agency Obligations	—	3,194,157	—	3,194,157
Mortgage-Backed Securities	—	23,108,457	—	23,108,457
Municipal Bonds	—	1,392,470	—	1,392,470
Asset-Backed Securities	—	912,996	—	912,996
Corporate Bonds	—	23,598,051	—	23,598,051
Money Market Funds	1,143,026	—	—	1,143,026
Total	$1,143,026	$56,354,568	$—	$57,497,594

First Western Short Duration Bond Fund
	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$8,565,255	$—	$8,565,255
Municipal Bonds	—	210,344	—	210,344
Asset-Backed Securities	—	262,648	—	262,648
Corporate Bonds	—	14,276,435	—	14,276,435
Money Market Funds	88,914	—	—	88,914
Total	$88,914	$23,314,682	$—	$23,403,596

As of August 31, 2013, the Funds did not have any transfers in and out of any Level. In addition, the Funds did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the period ended August 31, 2013 was ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is each Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).  Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2013:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Tax cost of portfolio investments	$58,346,081	$23,581,551
Gross unrealized appreciation	$461,570	$35,999
Gross unrealized depreciation	(1,310,057)	(213,954)
Net unrealized depreciation on investments	(848,487)	(177,955)
Undistributed ordinary income	427,213	3,981
Undistributed long-term gains	138,130	—
Capital loss carryforward	—	(4,408)
Other temporary differences	(26,545)	(4,349)
Accumulated deficit	$(309,689)	$(182,731)

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for First Western Fixed Income Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The difference between the tax and book undistributed income and the tax and book accumulated net realized gains (losses) is due to differing tax treatments of net short-term gains and the timing of tax deductions for dividends payable as of August 31, 2013.

During the period ended August 31, 2013, First Western Fixed Income Fund received securities resulting from in-kind subscriptions with unrealized appreciation of $1,531,842. The Fund recorded this amount as net unrealized appreciation on investments in the components of net assets on the Statements of Assets and Liabilities as of the date the securities were received.

As of August 31, 2013, First Western Short Duration Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $4,408 which may be carried forward indefinitely. This capital loss carryforward is available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

For the period ended August 31, 2013, First Western Fixed Income Fund and First Western Short Duration Bond Fund reclassified $396,108 and $5,667, respectively, of distributions in excess net investment income against accumulated net realized gains (losses) from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to tax treatment of paydown adjustments. Such reclassifications had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for the current tax period ended August 31, 2013 and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.  Each Fund indentifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the period ended August 31, 2013, cost of purchases and proceeds from sales of investment securities other than short-term investments and U.S. government securities were as follows:

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Purchase of investment securities	$167,135,946	$26,061,126
Proceeds from sales and maturities of investment securities	$147,518,180	$3,027,722

4. Transactions with Related Parties

The President of the Trust is also the Chairman and Chief Executive Officer of the Adviser. Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (“UFD”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

TRUSTEES’ COMPENSATION
The Funds pay each Trustee who is not affiliated with the Adviser $10,000 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Funds.

INVESTMENT ADVISORY AGREEMENT
Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2016 to reduce its investment advisory fees and to pay each Fund’s operating expenses to the extent necessary to limit each Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 0.60% of each Fund’s average daily net assets. During the period ended August 31, 2013, the Adviser reduced its advisory fees by $190,992 with respect to First Western Fixed Income Fund. With respect to First Western Short Duration Bond Fund, during the period ended August 31, 2013, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $19,576.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed the expense limitation of 0.60% per annum. As of August 31, 2013, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $221,245 and $41,170 for First Western Fixed Income Fund and First Western Short Duration Bond Fund, respectively.

The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
August 21, 2015	$30,253	$—
August 31, 2016	190,992	41,170
	$221,245	$41,170

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Adviser. The Trust reimburses the Adviser $12,000 annually for the services provided by the CCO to the Trust.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board. For these services, each Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of its average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,500 per month. The monthly minimum is discounted to $2,000 during the first year of each Fund’s operations and is discounted to $2,250 during the second year of each Fund’s operations.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, each Fund pays to Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of its average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. The base fee is discounted to $2,000 per month during the first year of each Fund‘s operations and is discounted to $2,250 per month during the second year of each Fund’s operations. In addition, each Fund pays all costs of external pricing services.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund $20 annually for each direct account and $15 annually for certain accounts established through financial intermediaries, subject to a monthly minimum fee. The minimum monthly fee is $1,500 if a Fund has 100 or more shareholder accounts; $1,250 if a Fund has between 25 and 100 shareholder accounts; and $1,000 if a Fund has less than 25 shareholder accounts. In addition, each Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, UFD provides distribution services and serves as principal underwriter for each Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund has an uncommitted $2,000,000 senior secured line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the period ended August 31, 2013, First Western Fixed Income Fund did not borrow under its line of credit. First Western Short Duration Bond Fund does not currently have a bank line of credit.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

7. Risks Associated with Mortgage-Backed Securities

The Funds invest in mortgage-backed securities which are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. As of August 31, 2013,

First Western Fixed Income Fund and First Western Short Duration Bond Fund had 39.6% and 36.1%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

FIRST WESTERN FUNDS TRUST
Report of Independent Registered Public
Accounting Firm

To the Shareholders of First Western Fixed Income Fund and
First Western Short Duration Bond Fund and
the Board of Trustees of First Western Funds Trust

We have audited the accompanying statements of assets and liabilities of First Western Fixed Income Fund and First Western Short Duration Bond Fund, each a series of shares of beneficial interest of First Western Funds Trust (the “Funds”), including the schedules of investments, as of August 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period November 1, 2012 (commencement of operations for First Western Fixed Income Fund) through August 31, 2013, and for the period April 26, 2013 (commencement of operations for First Western Short Duration Bond Fund) through August 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Western Fixed Income Fund and First Western Short Duration Bond Fund as of August 31, 2013, the results of their operations, changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 24, 2013

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2013 for First Western Fixed Income Fund and April 26, 2013 for First Western Short Duration Bond Fund) and held until the end of the period (August 31, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

First Western Fixed Income Fund
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$982.70	$3.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Western Short Duration Bond Fund
	Beginning Account Value April 26, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$994.20	$2.03

*
Expenses are equal to the Fund’s annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 124/365 (to reflect the period since inception).

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
*Warren J. Olsen 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1956	Since April 2012	President and Trustee	Chairman and Chief Executive Officer of First Western Capital Management Company (investment management company) since 2008; Chairman and Chief Executive Officer of First Western Investment Management, Inc. since 2002; and Vice Chairman and Chief Investment Officer of First Western Financial Inc. (private bank) since 2002; and Director of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC and the Aetos Capital Long/Short Strategies Fund, LLC.	2
Independent Trustees:
David L. Henry 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1956	Since August 2012	Trustee	President of NewWest Management Inc. (private investment management company) since 1998; and General Partner of NewWest Capital Group LLLP (a private investment partnership) since 1998.	2
Terry L. Scholes 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1944	Since August 2012	Trustee	Co-Owner of PruettScholes Insurance Group since 2006.	2

*
Warren J. Olsen, as an affiliated person of First Western Capital Management Company, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)
(Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer
Executive Vice President Support Services - First Western Financial, Inc. since June 2003; Chief Compliance Officer for First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. since June 2003.

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009; Corporate Transactions Paralegal – Republic Financial Corporation from October 2007 to January 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN SHORT DURATION BOND FUND
Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees, including all of the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreement, on behalf of First Western Short Duration Bond Fund (the “Short Duration Bond Fund”), with the Adviser. Approval took place at an in-person meeting held on February 13, 2013, at which all Trustees were present, including all of the Independent Trustees.

In the course of their consideration of the Investment Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the Investment Advisory Agreement on behalf of the Short Duration Bond Fund. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of independent legal counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect to the Investment Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Advisory Services
The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided to the Short Duration Bond Fund by the Adviser, including the Adviser’s role in coordinating the activities of the Fund’s other service providers. The most recent investment adviser registration form (“Form ADV”) for the Adviser was reviewed by the Trustees. The Trustees specifically reviewed the qualifications, background and responsibilities of the key personnel at the Adviser, including the background and responsibilities of the portfolio managers. The Trustees also considered the Adviser’s support resources available to the portfolio managers for investment research. The Board also took into account the Adviser’s compliance policies and procedures. The Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services to be provided to the Short Duration Bond Fund by the Adviser.

Expenses and Performance
The Trustees considered information regarding the Fund’s projected expense ratio and its various components, including contractual advisory fees and fee reductions and/or expense reimbursements. They also considered comparisons of the Short Duration Bond Fund’s projected fees and expenses to the expense information for the Fund’s peer group, as presented by management. The Trustees compared the Short Duration Bond Fund’s overall expense ratio, after contractual fee reductions and/or expense reimbursements, to funds classified as short term bond funds by Morningstar. The Trustees noted that the Short Duration

FIRST WESTERN SHORT DURATION BOND FUND
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Bond Fund’s projected annual expense ratio of 0.60% (after fee reductions and/or expense reimbursements) was lower than the average annual expense ratio of 0.85% for short term bond funds. The Trustees also observed that, under the expense limitation agreement, the Adviser would limit certain of the Short Duration Bond Fund’s operating expenses to 0.60% during the infancy stages (until January 1, 2016) of the Fund. The Trustees concluded that the expense ratio (after fee reductions and/or expense reimbursements) for the Short Duration Bond Fund was reasonable in relation to the average annual expense ratios for the peer group presented. The Trustees noted that because the Short Duration Bond Fund had not yet commenced operations, the Fund did not have a performance record to consider. The Trustees instead considered the performance record of the private accounts that the Adviser manages that invest in investment grade bonds along with the prior performance record of Mr. Greg Haendel, the lead portfolio manager for the Short Duration Bond Fund, during his tenure as co-portfolio manager to another mutual fund that invested primarily in short-term bonds. The Trustees also considered the differences between a publicly available mutual fund, such as the Short Duration Bond Fund, and a non-registered investment company with respect to regulation and ongoing operational expenses, noting that these differences typically make a publicly available mutual fund more expensive to operate, which in turn reduces investment returns. The Trustees concluded that, despite the limitations of the performance comparisons, the selection of the Adviser to manage the Short Duration Bond Fund was appropriate given the performance record of the private accounts managed by the Adviser that invest in investment grade bonds along with the performance record of Mr. Greg Haendel during his tenure as co-portfolio manager to another mutual fund that invested primarily in short-term bonds.

Investment Advisory Fee Rate
The Trustees reviewed and considered the Short Duration Bond Fund’s proposed investment advisory fee (0.35%) and compared that fee to the average advisory fee of 0.38% and median advisory fee of 0.40% for those funds classified by Morningstar as short term bond funds. The Trustees concluded that the Fund’s proposed investment advisory fee was reasonable in relation to the average and median advisory fee rates for the peer group presented.

Profitability
The Trustees discussed the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Short Duration Bond Fund. The Trustees took into consideration that the Adviser has contractually agreed to limit the Short Duration Bond Fund’s expense ratio through January 1, 2016 and that the Adviser was likely to reduce its fees and/

FIRST WESTERN SHORT DURATION BOND FUND
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

or reimburse other fund operating expense under this arrangement. Accordingly, the Trustees concluded that, in light of the fact that the Short Duration Bond Fund is new, with limited assets, and would likely be in reimbursement for the first few years of operations, the Adviser’s profitability was of limited importance at this time.

Economies of Scale
The Trustees discussed economies of scale, noting that the Short Duration Bond Fund would have to gather more assets before it would realize any economies of scale. Noting that the proposed investment advisory fee did not contain breakpoints, the Trustees determined that adding breakpoints to the advisory fee schedule was not appropriate at this time. The Trustees observed that as the Short Duration Bond Fund grows in assets, economies of scale will become more relevant to their consideration process.

Conclusion
After consideration of these and other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the Investment Advisory Agreement with the Adviser was in the best interest of the Short Duration Bond Fund and its shareholders.

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FIRST WESTERN FUNDS TRUST
Investment Adviser
First Western Capital
Management Company
1900 Avenue of the Stars
Suite 900
Los Angeles, CA 90067

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
US Bank NA
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Warren J. Olsen, President
David L. Henry
Terry L. Scholes

Officers
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniew, Secretary
Karen L. Garcia, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is David L. Henry.  Mr. Henry is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $18,500 with respect to the registrant’s fiscal year ended August 31, 2013.

(b)
Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 with respect to the registrant’s fiscal year ended August 31, 2013.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal year ended August 31, 2013 aggregate non-audit fees of $6,000 were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Western Funds Trust

By (Signature and Title)*		/s/ Warren J. Olsen
Warren J. Olsen, President

Date	October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Warren J. Olsen
Warren J. Olsen, President

Date	October 29, 2013

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	October 29, 2013

* Print the name and title of each signing officer under his or her signature.